CHINA FLYING DEVELOPMENT LTD.

FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2010 and 2009

CHINA FLYING DEVELOPMENT LTD.
INDEX TO FINANCIAL STATEMENTS

Page
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3

CONSOLIDATED BALANCE SHEETS	4

CONSOLIDATED STATEMENTS OF INCOME
5
CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY	6

CONSOLIDATED STATEMENTS OF CASH FLOWS	7

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS	8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

CHINA FLYING DEVELOPMENT LTD

We have audited the accompanying consolidated balance sheets of China Flying Development Ltd. (the “Company”) as of December 31, 2010 and 2009, and the related consolidated statements of income, shareholders’ equity and cash flows for years ended December 31, 2010 and 2009. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for years ended December 31, 2010 and 2009 in conformity with accounting principles generally accepted in the United States of America.

Parker Randall CF (H.K.) CPA Limited
Certified Public Accountants
Hong Kong

August 11, 2011

China Flying Development Limited
Consolidated Balance Sheets

	December 31,	December 31,
	2010	2009
ASSETS

Current assets:
Cash and cash equivalents	$76,075	$1,290
Total current assets	76,075	1,290

Investment in Tanke Bio-Tech	1,922,664	-
Total assets	$1,998,739	$1,290

LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
Note payable	$73,150	$
Due to related party	75,035	-
Total current liabilities	148,185	-

Shareholder's equity:
Common stock	1,290	1,290
Accumulated other comprehensive income	(35,290)
Retained earnings	1,884,554	-
Total shareholder's equity	1,850,554	1,290
Total liabilities and shareholder's equity	$1,998,739	$1,290

See accompanying notes to the financial statements

China Flying Development Limited
Consolidated Statements of Income

	Years Ended
	December 31,
	2010	2009

Income from Tanke Bio-Tech	$960,247	$-
Gain on bargain purchase of Tanke Bio-Tech	924,557	-
Administrative expenses	(250)	-
Net income	$1,884,554	$-
Other comprehensive income, net of tax:
Foreign currency translation	(35,290)	-
Comprehensive income	$1,849,264	$-

See accompanying notes to the financial statements

China Flying Development Limited
Consolidated Statements of Shareholder’s Equity

			Accumulated		Total
	Common Stock		Other Comprehensive	Retained	Shareholder's
	Shares	Amount	Income	Earnings	Equity
Balance at July 7, 2009 (inception)	10,000	$1,290	$-	$-	$1,290
Balance at December 31, 2009	10,000	1,290	-	-	1,290
Foreign currency translation			(35,290)		(35,290)
Net income				1,884,554	1,884,554
Balance at December 31, 2010	10,000	$1,290	$(35,290)	1,884,554	$1,850,554

See accompanying notes to the financial statements

China Flying Development Limited
Consolidated Statements of Cash Flows

	Years Ended
	December 31,
	2010	2009

Operating activities:
Net income	$1,884,554	$-
Adjustments to reconcile net income to net cash
used in operating activities:
Equity in income of Tanke Bio-Tech	(960,247)	-
Gain on bargain purchase of Tanke Bio-Tech	(924,557)
Net cash provided by (used in) operating activities	(250)	-

Financing activities:
Due to/from related parties	75,035	-
Capital contributions from stockholders	-	1,290
Net cash provided by financing activities	75,035	1,290

Net increase in cash	74,785	1,290
Cash, beginning of period	1,290	-
Cash, end of period	$76,075	$1,290

Supplemental disclosures of cash flow information:
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

Non-cash investing and financing activities
Purchase of 25% interest in Tanke Bio-Tech	$73,150	$-

See accompanying notes to the financial statements

CHINA FLYING DEVELOPMENT LTD.
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Pursuant to the Companies Ordinance of Hong Kong (“HK”), China Flying Development Limited (the ”Company" or “China Flying”) is a limited liability enterprise registered on July 7, 2009 with 10,000 shares of common stock. The business of the Company is its holding of Guangzhou Kanghui Agricultural Technology Company (“Kanghui”) and Guangzhou Tanke Bio-Tech Co., Ltd. (“Bio”).

Kanghui was incorporated on May 27, 2010 and is a wholly-owned subsidiary of the Company. The initial paid-in capital from China Flying was $75,000. At December 31, 2010, KangHui had no activities.

Bio was incorporated on July 5, 2005, and is engaged in the research and production of animal feed additives and premixed feed. At the time of incorporation, Bio was 75% owned by Guangzhou Tanke Industry Co., Ltd (“Guangzhou Tanke”) and 25% owned by V-Jiang International Co. On January 1, 2010, the Company purchased the 25% interest in Bio owned by V-Jiang International Co.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Basis of Preparation

The Company’s consolidated financial statements have been stated in US dollars and prepared in accordance with generally accepted accounting principles in the United States of America.

(b) Basis of Consolidation

The consolidated financial statements include the financial statements of the Company and its wholly-owned subsidiary KangHui. All significant inter-company balances and transactions have been eliminated.

(c) Use of Estimates

In preparing consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

(d) Concentrations of Credit Risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents and amounts due to related parties. The Company maintains bank accounts in Hong Kong and the Peoples’ Republic of China. Such accounts are denominated in Hong Kong Dollars and US Dollars.

(e) Cash and Cash Equivalents

The Company considers all highly liquid investments with initial maturities of three months or less to be cash equivalents.

(f) Investments in Unconsolidated Entities

The Company’s investments in unconsolidated entities are recorded using the equity method in accordance with Accounting Standards Codification (“ASC”) 323, Investments - Equity Method and Joint Ventures. Under this method, the investment is initially recognized at cost and adjusted thereafter to reflect the post acquisition change in the investor’s share of the net assets of the investee. The profit or loss attributable to the investment in the investee is included in the Company’s income statement.

Such investments are assessed for impairment annually and more frequently if conditions change such that the Company’s carrying amount might not be recoverable. To date there have been no impairment charges.

Under the equity method, the Company incorporates its pro rata share of the investee’s operating results into its own operations. However, rather than include its share of each component (e.g., sales, cost of sales, operating expenses, etc.) the Company includes only its share of the investee’s net income as a separate line in its income statement.

(g) Income Taxes

The Company accounts for income taxes in accordance with ASC 740, Income Taxes.

With respect to uncertainties related to income taxes, ASC 740 prescribes the recognition threshold and measurement attributes for financial statement presentation of tax positions taken or expected to be taken in the Company’s tax filings. In addition, ASC 740 requires a determination of whether the benefits of tax positions will be more likely than not sustained upon audit based upon the technical merits of the tax position. For tax positions that are expected to be more likely than not sustained upon audit, the Company recognizes the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authorities. For tax positions that are not determined to be more likely than not sustained upon audit, the Company does not recognize any portion of the benefit in the financial statements.

Pursuant to Section 26 of the Inland Revenue Ordinance ('IRO'), the governing statute of Hong Kong taxation, any dividend income received by any entity subject to IRO would not be taxable in Hong Kong. Furthermore, foreign (non-Hong Kong) investment income that is repatriated to Hong Kong is not subject to Hong Kong profits (income) tax.

For the year ended December 31, 2010, the Company did not have any interest and penalties associated with tax positions.

(h) Foreign Currency Translation

While the Company is organized in Hong Kong, its activities are denominated in the Chinese Renminbi (“RMB”). Therefore, the functional currency is the RMB. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company have been translated into United States dollars. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates for the period. Shareholders’ equity is translated at historical exchange rates. Any translation adjustments are included as a foreign exchange adjustment in other comprehensive income, a component of shareholders’ equity.

Exchange rates used for the foreign currency translation are as follows:

US$1 to RMB	2010	2009

Closing rate	6.6227	6.8282
Average rate	6.7255	6.8314

RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(i) Other Comprehensive Income

Other comprehensive income is defined to include all changes in equity except those resulting from net income or loss, investments by owners and distributions to owners. The Company’s only component of other comprehensive income is the foreign currency translation adjustment.

3. INVESTMENT IN UNCONSOLIDATED ENTITY

On January 1, 2010, China Flying purchased the 25% share of Bio owned by V-Jiang International Co. for $73,150. At that date, the net book value of that interest was $1,175,587. In accordance with ASC 323, Investments - Equity Method and Joint Ventures and ASC 805, Business Combinations, the Company performed a series of tests and determined that this investment had a bargain purchase component. Such component was $924,557 which was recorded into income on the date of purchase.

In 2010, the Company recorded into income its share (25%) of the income of Bio which was $956,025. Furthermore, in addition to its percentage of the 2010 net income of Bio, in accordance with ASC 323 the Company recorded $4,222 of amortization related to the remaining difference in basis between the amount the Company paid for its investment and the value of the underlying net assets. The total recorded in 2010 relating to the income of Bio was $960,247.

The investment in Tanke Bio-Tech at December 31, 2010 represents the sum of (1) the original purchase price, (2) the gain on bargain purchase (3) the Company’s share of Bio’s 2010 earnings and (4) the amortization of the remaining difference in basis between the Company’s investment and the value of the net assets acquired.

4. NOTE PAYABLE

China Flying purchased the 25% share of Bio held by V-Jing International Co. on January 1, 2010 for RMB 500,000, which amounted to $73,150 as of December 31, 2010. This note is interest free, unsecured and payable on demand.

5. DUE TO RELATED PARTIES

The amount due to related parties as of December 31, 2010 of $75,035 represents a loan made by the shareholder of China Flying to facilitate the purchase of Kanghui on September 16, 2010. The loan is interest free, unsecured and repayable on demand.

6. INCOME FROM UNCONSOLIDATED ENTITY

Under the equity method, the company recognizes the income based on the investment portion and the gain/loss of the invested company. The 25% share of the income of Bio recognized by the Company for 2010 is $956,025. Additionally, the Company has recorded $4,222 of amortization related to the remaining difference in basis between its investment amount and the value of the net assets acquired.

7. SUBSEQUENT EVENTS

Consolidation of Guangzhou Tanke

On January 3, 2011, Kanghui entered into a Consulting Services Agreement, Operating Agreement, Voting Rights Proxy Agreement, Equity Pledge Agreement and an Option Agreement (collectively the “Agreements”), with Guangzhou Tanke and the shareholders of Guangzhou Tanke (collectively referred to as the “Tanke Shareholders”). Pursuant to the Agreements, Kanghui effectively assumed management of the business activities of Guangzhou Tanke and has the right to appoint all executives and senior management and the members of the board of directors of Guangzhou Tanke.

In addition, on January 3, 2011, the Tanke Shareholders each entered into a call option agreement (the “Call Option Agreement”) with Golden Genesis, the sole shareholder of China Flying, and the owner 100% of the issued and outstanding shares of Golden Genesis. Pursuant to the Call Option Agreement, Golden Genesis shall transfer up to 100% of the shares of the Company’s common stock to the Tanke Shareholders over the next three years. Upon the completion of such transfers the Tanke Shareholders will be stockholders of the Company and Golden Genesis will no longer be a stockholder of the Company.

Pursuant to the Agreements, Kanghui has the right to advise, consult, manage and operate Guangzhou Tanke for an annual fee in the amount of Guangzhou Tanke’s yearly net profits after tax. Additionally, the Tanke Shareholders pledged their rights, titles and equity interest in Guangzhou Tanke as security for Kanghui to collect consulting and services fees provided to Guangzhou Tanke through an Equity Pledge Agreement. In order to further reinforce Kanghui’s rights to control and operate Guangzhou Tanke, the Tanke Shareholders granted Kanghui an exclusive right and option to acquire all of their equity interests in Guangzhou Tanke through the Option Agreement.

The Company performed an analysis of the Agreements and determined that in accordance with ASC 805, they created a variable interest entity relationship between the Company and Guangzhou Tanke requiring the Company to consolidate Guangzhou Tanke as of January 3, 2011.

Reverse Merger

On February 9, 2011, the Company closed a share exchange agreement (the “Share Exchange”) wherein Greyhound Commissary, Inc. (“Greyhound”) acquired all of the outstanding equity securities of China Flying from Golden Genesis, which was the sole shareholder of China Flying immediately prior to the closing of the Share Exchange.

In accordance with ASC 805, the Share Exchange was a business combination; and while the legal acquirer was Greyhound, the accounting acquirer was China Flying. Therefore, on February 9, 2011, Greyhound will be consolidated into China Flying.